 Exhibit 99.2

MERCK & CO., INC., RAHWAY, N.J., USA

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2025			2024						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
Sales	$15,529	$15,806	$31,335	$15,775	$16,112	$31,887	$16,657	$15,624	$64,168	-2%	-2%

Costs, Expenses and Other
Cost of sales	3,419	3,557	6,976	3,540	3,745	7,285	4,080	3,828	15,193	-5%	-4%
Selling, general and administrative	2,552	2,649	5,202	2,483	2,739	5,221	2,731	2,864	10,816	-3%	0%
Research and development	3,621	4,048	7,669	3,992	3,500	7,492	5,862	4,585	17,938	16%	2%
Restructuring costs	69	560	629	123	80	202	56	51	309	*	*
Other (income) expense, net	(35)	(7)	(43)	(33)	42	12	(162)	126	(24)	*	*
Income Before Taxes	5,903	4,999	10,902	5,670	6,006	11,675	4,090	4,170	19,936	-17%	-7%
Income Tax Provision	818	571	1,388	903	545	1,447	929	425	2,803
Net Income	5,085	4,428	9,514	4,767	5,461	10,228	3,161	3,745	17,133	-19%	-7%
Less: Net Income Attributable to Noncontrolling Interests	6	1	8	5	6	11	4	2	16
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	$5,079	$4,427	$9,506	$4,762	$5,455	$10,217	$3,157	$3,743	$17,117	-19%	-7%

Earnings per Common Share Assuming Dilution	$2.01	$1.76	$3.77	$1.87	$2.14	$4.02	$1.24	$1.48	$6.74	-18%	-6%

Average Shares Outstanding Assuming Dilution	2,531	2,513	2,522	2,544	2,544	2,544	2,541	2,537	2,541
Tax Rate	13.9%	11.4%	12.7%	15.9%	9.1%	12.4%	22.7%	10.2%	14.1%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC., RAHWAY, N.J., USA

THREE AND SIX MONTHS ENDED JUNE 30, 2024 GAAP TO NON-GAAP RECONCILIATION

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Second Quarter
Cost of sales	$3,745	606		66						672	$3,073
Selling, general and administrative	2,739	24		31						55	2,684
Research and development	3,500	20								20	3,480
Restructuring costs	80			80						80	–
Other (income) expense, net	42	(17)				(49)				(66)	108
Income Before Taxes	6,006	(633)		(177)		49				(761)	6,767
Income Tax Provision (Benefit)	545	(129	)(3)	(30	)(3)	11	(3)	(259	)(4)	(407)	952
Net Income	5,461	(504)		(147)		38		259		(354)	5,815
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	5,455	(504)		(147)		38		259		(354)	5,809
Earnings per Common Share Assuming Dilution	$2.14	(0.20)		(0.06)		0.02		0.10		(0.14)	$2.28

Tax Rate	9.1%										14.1%

June YTD
Cost of sales	$7,285	1,069		182						1,251	$6,034
Selling, general and administrative	5,221	45		36						81	5,140
Research and development	7,492	36		2						38	7,454
Restructuring costs	202			202						202	–
Other (income) expense, net	12	(21)				(165)				(186)	198
Income Before Taxes	11,675	(1,129)		(422)		165				(1,386)	13,061
Income Tax Provision (Benefit)	1,447	(221	)(3)	(72	)(3)	36	(3)	(259	)(4)	(516)	1,963
Net Income	10,228	(908)		(350)		129		259		(870)	11,098
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	10,217	(908)		(350)		129		259		(870)	11,087
Earnings per Common Share Assuming Dilution	$4.02	(0.35)		(0.14)		0.05		0.10		(0.34)	$4.36

Tax Rate	12.4%										15.0%

Only the line items that are affected by non-GAAP adjustments are shown.

The Company is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the Company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the Company along with other metrics. In addition, annual employee compensation, including senior management’s compensation, is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets. Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures. Amounts included in research and development expenses primarily reflect the amortization of intangible assets. Amounts included in other (income) expense, net, primarily reflect royalty income related to the prior termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the Company's formal restructuring programs.

(3) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Represents a benefit due to a reduction in reserves for unrecognized income tax benefits resulting from the expiration of the statute of limitations for assessments related to the 2019 federal tax return year.

MERCK & CO., INC., RAHWAY, N.J., USA

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2025

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	2Q 2025	2Q 2024	% Change	2Q 2025	2Q 2024	% Change	2Q 2025	2Q 2024	% Change
TOTAL SALES (1)	$15,806	$16,112	-2	$8,836	$7,876	12	$6,969	$8,236	-15
PHARMACEUTICAL	14,050	14,408	-2	8,328	7,399	13	5,722	7,009	-18
Oncology
Keytruda	7,956	7,270	9	4,749	4,412	8	3,207	2,858	12
Alliance Revenue – Lynparza (2)	370	317	17	174	153	14	195	165	19
Alliance Revenue – Lenvima (2)	265	249	6	183	177	3	83	73	14
Welireg	162	126	29	138	116	19	24	10	155
Alliance Revenue – Reblozyl (3)	107	90	19	88	75	18	19	15	24
Vaccines (4)
Gardasil/Gardasil 9	1,126	2,478	-55	545	536	2	581	1,941	-70
ProQuad/M-M-R II/Varivax	609	617	-1	481	490	-2	128	127	1
Vaxneuvance	229	189	21	136	99	38	93	90	3
Capvaxive	129		-	129		-
RotaTeq	121	163	-26	60	107	-44	61	56	9
Pneumovax 23	38	59	-36	5	11	-57	33	48	-31
Hospital Acute Care
Bridion	461	455	1	411	351	17	50	104	-52
Prevymis	228	188	21	115	90	27	113	98	16
Dificid	96	92	5	83	79	4	13	12	8
Zerbaxa	74	62	21	45	33	35	29	28	5
Cardiovascular
Winrevair	336	70	*	323	70	*	12		-
Alliance Revenue - Adempas/Verquvo (5)	123	106	16	108	98	10	15	8	89
Adempas (6)	80	72	10				80	72	10
Virology
Isentress/Isentress HD	86	89	-3	48	43	13	38	46	-18
Delstrigo	83	60	40	14	14	-5	70	45	55
Lagevrio	83	110	-25	30	15	103	52	95	-45
Pifeltro	41	39	5	25	27	-4	16	12	26
Neuroscience
Belsomra	40	53	-24	18	19	-1	21	34	-37
Immunology
Simponi		172	-100					172	-100
Remicade		35	-100					35	-100
Diabetes (7)
Januvia	372	405	-8	216	177	22	155	227	-32
Janumet	251	224	12	68	17	*	184	208	-12
Other Pharmaceutical (8)	584	618	-6	136	190	-28	450	430	5
ANIMAL HEALTH	1,646	1,482	11	499	455	9	1,147	1,027	12
Livestock	961	837	15	190	168	13	771	669	15
Companion Animal	685	645	6	309	287	8	376	358	5
Other Revenues (9)	110	222	-50	9	22	-59	100	200	-50

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents the Company's share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Total Vaccines sales were $2,370 million and $3,656 million on a global basis in the second quarter of 2025 and 2024, respectively.

(5) Alliance Revenue represents the Company's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in the Company's marketing territories.

(7) Total Diabetes sales were $704 million and $715 million on a global basis in the second quarter of 2025 and 2024, respectively.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $5 million and $15 million in the second quarter of 2025 and 2024, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2025

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	June YTD 2025	June YTD 2024	% Change	June YTD 2025	June YTD 2024	% Change	June YTD 2025	June YTD 2024	% Change
TOTAL SALES (1)	$31,335	$31,887	-2	$17,359	$15,354	13	$13,977	$16,533	-15
PHARMACEUTICAL	27,688	28,415	-3	16,254	14,336	13	11,434	14,079	-19
Oncology
Keytruda	15,161	14,217	7	9,057	8,531	6	6,104	5,686	7
Alliance Revenue – Lynparza (2)	682	609	12	319	288	11	363	321	13
Alliance Revenue – Lenvima (2)	523	504	4	368	349	5	155	155	-
Welireg	300	211	42	261	194	35	39	17	130
Alliance Revenue – Reblozyl (3)	226	161	40	189	133	42	37	28	34
Vaccines (4)
Gardasil/Gardasil 9	2,453	4,727	-48	1,082	1,024	6	1,371	3,702	-63
ProQuad/M-M-R II/Varivax	1,148	1,187	-3	903	928	-3	245	259	-6
Vaxneuvance	459	408	13	275	260	6	184	148	25
RotaTeq	349	379	-8	225	257	-12	125	123	2
Capvaxive	236		-	235		-	1		-
Pneumovax 23	79	120	-35	3	17	-82	76	103	-27
Hospital Acute Care
Bridion	902	895	1	789	680	16	113	215	-47
Prevymis	436	362	20	217	165	32	219	197	11
Dificid	179	165	8	155	147	5	24	17	39
Zerbaxa	145	118	23	87	67	31	57	51	12
Cardiovascular
Winrevair	615	70	*	591	70	*	24		-
Alliance Revenue - Adempas/Verquvo (5)	229	203	12	205	188	9	23	16	50
Adempas (6)	147	142	4				147	142	4
Virology
Lagevrio	185	460	-60	66	60	10	119	400	-70
Isentress/Isentress HD	176	200	-12	99	93	7	77	107	-28
Delstrigo	150	116	30	29	26	10	121	89	36
Pifeltro	86	81	6	57	56	2	29	25	14
Neuroscience
Belsomra	90	99	-9	31	33	-5	58	66	-12
Immunology
Simponi		356	-100					356	-100
Remicade		74	-100					74	-100
Diabetes (7)
Januvia	921	824	12	561	361	55	360	463	-22
Janumet	498	475	5	133	55	140	366	420	-13
Other Pharmaceutical (8)	1,313	1,252	5	317	354	-10	997	899	11
ANIMAL HEALTH	3,234	2,993	8	1,001	929	8	2,233	2,064	8
Livestock	1,885	1,686	12	384	334	15	1,501	1,352	11
Companion Animal	1,349	1,307	3	617	595	4	732	712	3
Other Revenues (9)	413	479	-14	104	89	17	310	390	-21

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents the Company's share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Total Vaccines sales were $4,977 million and $7,080 million on a global basis for June YTD 2025 and 2024, respectively.

(5) Alliance Revenue represents the Company's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in the Company's marketing territories.

(7) Total Diabetes sales were $1,580 million and $1,461 million on a global basis for June YTD 2025 and 2024, respectively.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $100 million and $76 million on a global basis for June YTD 2025 and 2024, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2025			2024						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
TOTAL PHARMACEUTICAL	$13,638	$14,050	$27,688	$14,006	$14,408	$28,415	$14,943	$14,042	$57,400	-2	-3
United States	7,927	8,328	16,254	6,936	7,399	14,336	8,227	7,728	30,290	13	13
% Pharmaceutical Sales	58.1%	59.3%	58.7%	49.5%	51.4%	50.5%	55.1%	55.0%	52.8%
Europe (1)	2,384	2,551	4,935	2,555	2,572	5,128	2,620	2,498	10,246	-1	-4
% Pharmaceutical Sales	17.5%	18.2%	17.8%	18.2%	17.9%	18.0%	17.5%	17.8%	17.9%
Japan	651	604	1,255	802	664	1,466	919	813	3,199	-9	-14
% Pharmaceutical Sales	4.8%	4.3%	4.5%	5.7%	4.6%	5.2%	6.2%	5.8%	5.6%
Latin America	589	654	1,243	601	661	1,262	730	680	2,672	-1	-2
% Pharmaceutical Sales	4.3%	4.7%	4.5%	4.3%	4.6%	4.4%	4.9%	4.8%	4.7%
Asia Pacific (other than China and Japan)	535	609	1,144	580	595	1,175	669	612	2,457	2	-3
% Pharmaceutical Sales	3.9%	4.3%	4.1%	4.1%	4.1%	4.1%	4.5%	4.4%	4.3%
China (2)	668	407	1,075	1,744	1,790	3,534	996	864	5,394	-77	-70
% Pharmaceutical Sales	4.9%	2.9%	3.9%	12.5%	12.4%	12.4%	6.7%	6.2%	9.4%
Eastern Europe/Middle East/Africa	435	451	886	395	353	747	400	348	1,495	28	19
% Pharmaceutical Sales	3.2%	3.2%	3.2%	2.8%	2.4%	2.6%	2.7%	2.5%	2.6%
Canada	125	135	261	138	143	281	133	144	558	-6	-7
% Pharmaceutical Sales	0.9%	1.0%	0.9%	1.0%	1.0%	1.0%	0.9%	1.0%	1.0%
Other	324	311	635	255	231	486	249	355	1,089	35	31
% Pharmaceutical Sales	2.4%	2.1%	2.4%	1.9%	1.6%	1.8%	1.5%	2.5%	1.7%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

(2) Gardasil/Gardasil 9 sales in China were $193 million and $0 in the first and second quarter of 2025, respectively, and $1,253 million, $1,312 million, $517 million and $446 million in the first, second, third and fourth quarter of 2024, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	2Q25	2Q24	June YTD 2025	June YTD 2024
Interest income	$(69)	$(69)	$(178)	$(141)
Interest expense	305	310	618	613
Exchange losses	78	60	167	144
Income from investments in equity securities, net (1)	(100)	(56)	(189)	(200)
Net periodic defined benefit plan (credit) cost other than service cost	(152)	(159)	(300)	(319)
Other, net	(69)	(44)	(161)	(85)
Total	$(7)	$42	$(43)	$12

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds. Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.